The Eaton Vance Municipals Trust II                         EV_Com.EDG
For the High Yield Municipals Portfolio

[LOGO]

Annual Shareholder Report
January 31, 1996



Investment Adviser of
High Yield Municipals Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110
(617) 482-8260

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent
First Data Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



High Yield Municipals Portfolio
Portfolio of Investments
January 31, 1996
-----------------------------------------------------------------------------------------------------------------
Tax-Exempt Investments -- 100%
-----------------------------------------------------------------------------------------------------------------
    Principal
       Amount
         (000
     Omitted)   Security                                                                               Value
-----------------------------------------------------------------------------------------------------------------
                Transportation- 7.7%
       $1,500   Denver, Colorado, Special Facilities Airport Revenue Bonds, United Airlines
                Project (AMT), 6.875%, 10/1/32                                                         $1,551,645
        1,500   Kenton County, Kentucky, Special Facilities Revenue Bonds, Delta Airlines, Inc.
                Project  (AMT), 6.125%, 2/1/22                                                          1,477,935
        1,000   Missouri Bridge System, Lake of the Ozarks Bridge Corp., 6.4%, 12/1/25 (2)                991,990
        1,500   Tulsa, Oklahoma, Municipal Airport, American Airlines, 6.25%, 6/1/20                    1,514,520
                                                                                                      -----------
                                                                                                       $5,536,090
                                                                                                      -----------
                Assisted Living- 7.0%
       $2,500   Arizona Health Facilities Authority, Care Institute-Mesa Project, 7.625%, 1/1/26       $2,360,075
        1,000   Chester County, Pennsylvania, Industrial Development Authority, Senior
                LifeChoice of Kimberton (AMT), 8.5%, 9/1/25                                             1,019,220
        1,600   Delaware County, Pennsylvania, Industrial Development Authority, Senior
                Quarters at Glen Riddle Project (AMT), 8.625%, 9/1/25                                   1,646,224
                                                                                                      -----------
                                                                                                       $5,025,519
                                                                                                      -----------
                Cogeneration Facilities- 14.9%
       $2,500   Maryland Energy Cogeneration, AES Warrior Run Project (AMT), 7.4%, 9/1/19              $2,637,100
        2,000   Palm Beach County, Florida, Osceola Power Project (AMT), 6.95%, 1/1/22                  2,077,280
        4,950   Pennsylvania Economic Development Financing Authority, Northhampton
                Generating Project (AMT), 6.6%, 1/1/19                                                  4,953,218
        1,000   Pennsylvania Economic Development Finance Authority, Northhampton
                Generating Project-Subordinated (AMT), 6.875%, 1/1/11                                     995,770
                                                                                                      -----------
                                                                                                      $10,663,368
                                                                                                      -----------
                Escrowed- 4.4%
       $1,400   Colorado Health Facilities Authority, Liberty Heights Project, 0%, 7/15/20               $303,520
        2,995   Colorado Health Facilities Authority, Liberty Heights Project, 0%, 7/15/22                573,003
       10,000   Dawson Ridge Metropolitan District #1, Douglas County, Colorado, 0%, 10/1/22            1,808,200
        3,295   Illinois Development Finance Authority, Regency Park Project, 0%, 7/15/25                 515,206
                                                                                                      -----------
                                                                                                       $3,199,929
                                                                                                      -----------
                Hospitals- 22.3%
       $1,750   LaFourche Parish, Louisiana, Hospital Service District #3, 6%, 10/1/23                 $1,688,120
        3,000   Lufkin, Texas, Memorial Health System, 6.875%, 2/15/26                                  2,967,960
        1,000   Michigan Housing Finance Authority, Presbyterian Village, 6.5%, 1/1/25                    989,630
          275   Missouri Health and Education, Jefferson Memorial Hospital, 6%, 8/15/23                   254,504
        1,000   Montgomery County, Pennsylvania, United Hospitals, 8.375%, 11/1/11                      1,066,080
        1,000   Montgomery County, Pennsylvania, United Hospitals, 7.5%, 11/1/15                        1,019,370
        2,500   Philadelphia, Pennsylvania, Temple Hospital-93A, 6.625%, 11/15/23                       2,623,450
        2,350   Prince George's, Maryland, Greater Southeast Health, 6.375%, 1/1/23                     2,235,555
        1,500   Scranton-Lackawanna, Pennsylvania, Moses Taylor Hospital, 8.5%, 7/1/20                  1,638,255
        1,500   Vermont Health & Education, Northwest Medical Center Project, 6.25%, 9/1/18             1,478,490
                                                                                                      -----------
                                                                                                      $15,961,414
                                                                                                      -----------
                Industrial Development Revenue Bonds - 18.5%
       $2,500   East Chicago, Indiana, PCR, Inland Steel, 6.8%, 6/1/13                                 $2,588,325
        2,500   Kansas City, Missouri, IDA, AFCO Cargo MCI (AMT), 8.5%, 1/1/17                          2,532,225
        1,000   Michigan Strategic, PCR, Roseville K-Mart Co., 6.25%,10/1/06                              858,190
        1,000   Michigan Strategic, PCR, S.D. Warren Series 87C (AMT), 7.375%, 1/15/22                  1,048,950
        1,000   Mobile, Alabama, IDA, Mobile Energy Project, 6.95%, 1/1/20                              1,064,440
        1,135   New Albany, Indiana, IDA, K-Mart Co., 7.4%, 6/1/06                                      1,049,773
          500   New Jersey EDA, 777 Pattison Ave., Inc. (AMT), 8.95%, 12/15/18                            530,405
        2,000   Oregon State EDA, Georgia Pacific Corp. (AMT), 6.35%, 8/1/25                            2,010,240
          500   Philadelphia, Pennsylvania, IDA, Refrigerated Enterprises (AMT), 9.05%, 12/1/19           533,745
        1,000   Polk County, Florida, IDA, IMC Fertilizer (AMT), 7.525%, 1/1/15                         1,060,880
                                                                                                      -----------
                                                                                                      $13,277,173
                                                                                                      -----------
                Insured General Obligation - 0.8%
         $600   California State, General Obligation (FGIC), 4.75%, 9/1/23                               $548,772
                                                                                                      -----------
                Lease/Certificate of Participation - 2.7%
       $9,190   Los Angeles, California, COPs, Disney Parking Project, 0%, 9/1/19                      $1,916,023
                                                                                                      -----------
                Multi-Purpose Utilities- 2.9%
       $2,000   Southern California Public Power Authority, Residual Interest Bonds,
                Variable Rate, 7/1/12   (1)                                                            $2,110,000
                                                                                                      -----------
                Nursing Homes- 11.8%
       $1,250   Greene County, Ohio, Fairview Extended Care-91, 10.125%, 1/1/11                        $1,420,525
        1,850   Massachusetts Health & Education Finance Authority, Fairview Extended Care,
                10.125%,1/1/11                                                                          2,109,315
        2,500   Massachusetts Industrial Finance Authority, AGE Institute of Massachusetts,
                8.05%, 11/1/25                                                                          2,523,825
        1,000   Mississippi Business Finance Corp.,Magnolia Health Care 95A, 7.99%, 7/1/25                989,820
        1,250   Wilkins Area, Pennsylvania, Industrial Development Authority, Fairview Extended
                Care, 10.25%, 1/1/21                                                                    1,435,900
                                                                                                      -----------
                                                                                                       $8,479,385
                                                                                                      -----------
                Solid Waste- 7.0%
      $10,090   Mercer County, New Jersey, Solid Waste Improvement Bonds (AMT), 0%, 4/1/15             $2,536,222
        2,500   Robbins, Cook County, Illinois, Resource Recovery 94B, 9.25%, 10/15/14                  2,453,700
                                                                                                      -----------
                                                                                                       $4,989,922
                                                                                                      -----------
                Total Tax-Exempt Investments (identified cost $70,055,986)                            $71,707,595
                                                                                                      ===========
(1)  The above designated security has been issued as an inverse floater bond.
(2)  When-issued security.

See notes to financial statements




High Yield Municipals Portfolio
Financial Statements
Statement of Assets and Liabilities
-------------------------------------------------------------------------------------------------
 January 31, 1996
-------------------------------------------------------------------------------------------------
Assets:
     Investments, at value (Note 1A)                                                  $71,707,595
        (identified cost, $70,055,986)
     Cash                                                                                 471,713
     Interest receivable                                                                  863,416
     Receivable from Investment Adviser (Note 2)                                           10,465
     Deferred organization expenses (Note 1D)                                              20,008
                                                                                      -----------
          Total assets                                                                $73,073,197
Liabilities:
     Payable for when-issued security (Note 1G)                           $980,340
     Payable to affiliate --
          Trustees' fees                                                        13
     Accrued expenses                                                       15,377
                                                                          --------
          Total liabilities                                                               995,730
                                                                                      -----------
Net Assets applicable to investors' interest in Portfolio                             $72,077,467
                                                                                      ===========

Sources of Net Assets:
     Net proceeds from capital contributions and withdrawals                          $70,425,858
     Unrealized appreciation of investments (computed on                                1,651,609
          the basis of identified cost)                                               -----------

          Total                                                                       $72,077,467
                                                                                      ===========
See notes to financial statements




Statement of Operations
--------------------------------------------------------------------------------------
For the period from the start of business,  August 7, 1995 to January 31, 1996
--------------------------------------------------------------------------------------
Investment Income (Note 1B):
     Interest Income                                                        $1,196,627
     Expenses --
          Investment adviser fee (Note 2)                         $100,763
          Compensation of Trustees not members of the
               Investment Adviser's organization (Note 2)               51
          Custodian fee (Note 2)                                       623
          Interest expense (Note 5)                                 15,725
          Legal and accounting services                              1,460
          Amortization of organization expenses (Note 1D)            2,042
          Miscellaneous                                                907
                                                                 ---------
               Total expenses                                     $121,571

     Deduct -
          Reduction of investment adviser fee (Note 2)            $100,763
          Allocation of expenses to adviser (Note 2)                10,465
                                                                 ---------
               Total                                              $111,228
                                                                 ---------
                    Net expenses                                                10,343
                                                                            ----------
                         Net investment income                              $1,186,284

Realized and Unrealized Gain on Investments:
     Net realized gain on investments (identified cost basis)       $9,767
     Unrealized appreciation of investments                      1,651,609
                                                                 ---------
        Net realized and unrealized gain on investments                      1,661,376
                                                                            ----------
        Net increase in net assets resulting from operations                $2,847,660
                                                                            ==========
See notes to financial statements




Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
For the period from the start of business, August 7, 1995 to January 31, 1996
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
     From operations --
          Net investment income                                                        $1,186,284
          Net realized gain on investments                                                  9,767
          Unrealized appreciation of investments                                        1,651,609

               Net increase in net assets resulting from operations                    $2,847,660

     Capital transactions --
          Contributions                                                               $71,481,492
          Withdrawals                                                                  (2,351,685)

               Increase in net assets resulting from capital transactions             $69,129,807

                    Total increase in net                                             $71,977,467
Net Assets:
     At beginning of period                                                               100,000

     At end of period                                                                 $72,077,467



Supplementary Data
-----------------------------------------------------------------------------------
For the period from the start of business,  August 7, 1995 to January 31, 1996
-----------------------------------------------------------------------------------
Ratios (as a percentage of net assets)*:
     Expenses                                                                  0.06%+
     Net investment income                                                     6.95%+
Portfolio Turnover                                                               32%

 * The operating expenses of the Portfolio reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (as a percentage of net assets):
     Expenses                                                                  0.71%+
     Net investment income                                                     6.30%+

+ Annualized.

See notes to financial statements




Notes to Financial Statements

(1) Significant Accounting Policies
High Yield Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1995, seeks to provide high current income exempt from regular federal income tax. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. Income Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from Federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

D. Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G. When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin accruing interest on settlement date.

H. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

I. Other -- Investment transactions are accounted for on a trade date basis.

(2) Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research
(BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e. income other than gains from the sale of securities). For the period from the start of business, August 7, 1995, to January 31, 1996, the fee was equivalent to 0.59% (annualized) of the Portfolio's average net assets for such period and amounted to $100,763. To enhance the net income of the Portfolio, BMR made a reduction of its fee in the amount of $100,763 and $10,465 of expenses related to the operation of the Portfolio were allocated to BMR. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Investors Bank and Trust Company (IBT) serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM and BMR. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. No significant credit balances were used to reduce the fund's custody fees. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.

Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred
Compensation Plan. For the period ended January 31, 1996, no significant amounts have been deferred.

(3) Investments
Purchases and sales of investments, other than U.S. Government securities and short term obligations, aggregated $82,921,735 and $12,950,298, respectively.

(4) Federal Income Tax Basis of Investments
The cost and unrealized appreciation/depreciation in value of the investments owned at January 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                                        $70,055,986
                                                      ===========
Gross unrealized appreciation                         $ 1,979,931
Gross unrealized depreciation                             328,322
                                                      -----------
     Net unrealized appreciation                      $ 1,651,609
                                                      ===========
(5) Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. For the period ended January 31, 1996, the average daily loan balance was $1,395,000 and the average daily interest rate was 7.165%. The maximum borrowings during the period ended January 31, 1996 was $4,493,000.

(6) Financial Instruments
The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.
The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at January 31, 1996.



Independent Auditors' Report

To the Trustees and Investors of
High Yield Municipals Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Municipals Portfolio as of January 31, 1996, and the related statements of operations, changes in net assets and the supplementary data for the period from the start of business, August 7, 1995, to January 31, 1996. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of High Yield Municipals Portfolio at January 31, 1996, and the results of its operations, the changes in its net assets, and its supplementary data for the period from the start of business, August 7, 1995, to January 31, 1996 in conformity with generally accepted accounting principles.

                                       DELOITTE & TOUCHE LLP


Boston, Massachusetts
March 1, 1996




INVESTMENT MANAGEMENT FOR HIGH YIELD
MUNICIPALS PORTFOLIO

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President, Trustee

Thomas M. Metzold
Vice President
and Portfolio Manager

James L. O'Connor
Treasurer

Thomas Otis
Secretary



Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of
New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of
Investment Banking, Harvard
University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Vice President and Director,
Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant